SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2007
TRANSFORMA ACQUISITION GROUP INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33210	20-5389307

(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
350 Park Avenue, 10th Floor
New York, NY 10022

(Address of principal executive offices, including zip code)
(646) 521-7805

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Under a new AMEX listing standard, approved by the Securities and Exchange Commission on August 8, 2006, listed companies are required to become Direct Registration System (“DRS”) eligible by January 1, 2008. In order to become DRS eligible, the Board of Directors of Transforma Acquisition Group Inc. (“Company”) adopted amendments to Article VII, Sections 7.1, 7.3 and 7.4, of Company’s Second Amended and Restated Bylaws (“Bylaws”). Participation in the DRS will allow Company’s stockholders to establish, either through the Company’s transfer agent or a broker dealer, a book entry position on the stock record books of the Company and to transfer shares electronically without the delivery of physical certificates.
     The amendment to the Bylaws, which is attached hereto as Exhibit 3.1 and incorporated by reference herein, is effective as of September 24, 2007.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Description	Number

Amendment to Bylaws of the Company	3.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transforma Acquisition group Inc.
Date: September 24, 2007	By:	/s/ Larry J. Lenhart
		Name:	Larry J. Lenhart
		Title:	President and Chief Executive Officer

Exhibit Index

Description	Number

Amendment to Bylaws of the Company	3.1